United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2025

Date of Report (Date of earliest event reported)

AIMEI HEALTH TECHNOLOGY CO., LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street, Suite 3001 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

86-13758131392

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	AFJK	The Nasdaq Stock Market LLC
Rights, exchangeable into one-fifth of one Ordinary Share	AFJKR	The Nasdaq Stock Market LLC
Units, each consisting of one Ordinary Share and one Right	AFJKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported in a Current Report on Form 8-K filed on June 20, 2024, Aimei Health Technology Co., Ltd (the “Company” or “Aimei Health”) entered into a definitive business combination agreement dated June 19, 2024 (as amended, the “Business Combination Agreement”), with Aimei Investment Ltd, a Cayman Islands exempted company, in its capacity as the representative of the Company and the shareholders of the Company, United Hydrogen Global Inc., an exempted company with limited liability incorporated in the Cayman Islands (“Pubco”), United Hydrogen Victor Limited, an exempted company with limited liability incorporated in the Cayman Islands and a wholly owned subsidiary of Pubco (the “First Merger Sub”), United Hydrogen Worldwide Limited, an exempted company with limited liability incorporated in the Cayman Islands and a wholly owned subsidiary of Pubco (the “Second Merger Sub”), and United Hydrogen Group Inc., an exempted company with limited liability incorporated in the Cayman Islands (“United Hydrogen”). Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement, (i) the First Merger Sub will merge with and into United Hydrogen, with United Hydrogen surviving the First Merger as a wholly owned subsidiary of Pubco and the outstanding shares of United Hydrogen being converted into the right to receive shares of Pubco, and Pubco, First Merger Sub, and United Hydrogen shall cause the First Merger to be consummated by executing the First Merger Plan of Merger; and (ii) the Second Merger Sub will merge with and into Aimei Health, with Aimei Health surviving the Second Merger as a wholly owned subsidiary of Pubco and the outstanding securities of Aimei Health being converted into the right to receive shares of Pubco, and Pubco, Second Merger Sub, and Aimei Health shall cause the Second Merger to be consummated by executing the Second Plan of Merger (the transactions contemplated by the Business Combination Agreement and other ancillary documents, the “Business Combination”).

On November 6, 2025, the Company held an extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”) in the offices of the Company’s counsel, Hunter Taubman Fischer & Li LLC, at 950 Third Avenue, 19th Floor, New York, NY 10022 and virtually online at www.virtualshareholdermeeting.com/AFJKU2025SM, pursuant to due notice. The board of directors of the Company fixed the close of business on September 26, 2025 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Extraordinary General Meeting or at any adjournment thereof. On the Record Date, the Company had 6,121,733 ordinary shares issued and outstanding and holders of such shares were entitled to notice of and to vote at the Extraordinary General Meeting. At the Extraordinary General Meeting, holders of the Company’s outstanding ordinary shares in attendance (represented in person or by proxy) voted on four proposals presented, the Business Combination Proposal, the Merger Proposal, the Share Issuance Proposal, and the Adjournment Proposal, each as described in the proxy statement dated October 10, 2025 (the “EGM Proxy Statement”). The shareholders represented in person or by proxy and entitled to vote at the Extraordinary General Meeting cast their votes as described below.

Capitalized terms used but not defined herein have the meaning given to them in the EGM Proxy Statement.

Proposal 1 - Business Combination Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved, as an ordinary resolution, the proposal to approve the Business Combination Agreement. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	3,832,573	1,580,804	0
Percentage of votes cast	70.80%	29.20%	-

Proposal 2 - Merger Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved, as a special resolution, the proposal to approve the Second Merger and Second Merger Plan of Merger and annexes thereto in compliance with the Companies Act (Revised) of the Cayman Islands and in substantially in the form and substance of Annex D to the accompanying EGM Proxy Statement and to confirm, ratify, and approve in all respects all other transactions contemplated by the Business Combination Agreement occurring in connection with the Second Merger. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	3,832,573	1,580,804	0
Percentage of votes cast	70.80%	29.20%	-

Proposal 3 - Share Issuance Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved, as an ordinary resolution, the proposal to approve, for purposes of complying with applicable Nasdaq listing rules and subject to the approval of the Business Combination Proposal and the Merger Proposal, the issuance of approximately 157,568,133 newly issued ordinary shares in the Business Combination, and which amount will be determined as described in more detail in the accompanying EGM Proxy Statement. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	3,639,303	1,774,074	0
Percentage of votes cast:	67.23%	32.77%	-

Proposal 4 - Adjournment Proposal

The holders of the outstanding ordinary shares of the Company in attendance (represented in person or by proxy) and entitled to vote at the Extraordinary General Meeting approved, as an ordinary resolution, the proposal to direct the chairman of the meeting to adjourn the meeting to a later date or dates, if necessary or appropriate in the determination of the Company, (i) to permit, among other things, further solicitation and vote of proxies, including if, based upon the tabulated vote at the time of the meeting, the Company is not authorized to consummate the Business Combination, and (ii) to allow reasonable additional time for filing or mailing of any legally required supplement or amendment to the accompanying EGM Proxy Statement, or (iii) if the holders of the Public Shares have elected to redeem such number of shares such that the Pubco’s ordinary shares would not be approved for listing on a U.S. stock exchange. The following is a tabulation of the voting results:

Ordinary shares:

	Votes For	Votes Against	Abstentions
Number of outstanding ordinary shares voted:	3,639,303	1,774,074	0
Percentage of votes cast:	67.23%	32.77%	-

Item 8.01. Other Events.

In connection with the approval of the Business Combination Proposal and the Merger Proposal at the Extraordinary General Meeting, and as of the reporting date, an aggregate amount of 3,950,411 Public Shares were tendered for redemption by holders of the outstanding ordinary shares of the Company. The Company expects to use its best efforts to complete the Business Combination as soon as practicable, subject to various conditions, including regulatory approvals.

The Company has filed a definitive proxy statement (the “Extension Proxy Statement”) for extension on November 10, 2025 (File No. 001-41880) for an extraordinary general meeting (the “Extension EGM”) to approve an extension of the time it has to consummate a business combination, in case the Company cannot complete the Business Combination before December 6, 2025, the current termination date. If the Company consummates the Business Combination prior to the Extension EGM, the Extension EGM will be cancelled, and any redemption request submitted in connection with this Extraordinary General Meeting will be effected upon the closing of the Business Combination. In the event that the Extension EGM is held and the Article Amendment Proposal is approved and implemented, (i) if any shares are tendered for redemption in connection with this Extraordinary General Meeting but are not tendered for redemption in connection with the Extension EGM, the redemption of such shares will be effected upon the closing of the Business Combination; and (ii) if any shares tendered for redemption in connection with this Extraordinary General Meeting also elects redemption in connection with the Extension EGM, the redemption of such shares will be effected upon the Extension EGM.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to complete an initial Business Combination and other risks and uncertainties indicated from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2025

Aimei Health Technology Co., Ltd

By:	/s/ Junheng Xie
Name:	Junheng Xie
Title:	Chief Executive Officer